EXHIBIT 31.2

CERTIFICATION

I, Thomas T. Angelos, certify that;

1.	I have reviewed this amendment to the Quarterly Report on Form 10-Q of Stillwater Mining Company (Stillwater);

2.	Based on my knowledge, this amendment does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this amendment;

3.	Based on my knowledge, the financial statements, and other financial information included in this amendment, fairly present in all material respects the financial condition, results of operations and cash flows of Stillwater as of, and for, the periods presented in this amendment;

4.	Stillwater’s other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e) and internal control over financial reporting (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f)) for Stillwater and have:

a)	Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to Stillwater, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this amendment is being prepared;

b)	Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

c)	Evaluated the effectiveness of Stillwater’s disclosure controls and procedures and presented in this amendment our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this amendment based on such evaluation; and

d)	Disclosed in the amendment any change in Stillwater’s internal control over financial reporting that occurred during Stillwater’s most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, Stillwater’s internal control over financial reporting; and

5.	Stillwater’s other certifying officer and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to Stillwater’s auditors and the audit committee of Stillwater’s Board of Directors:

a)	All significant deficiencies and material weaknesses in the design or operation of internal controls over financial reporting which could adversely affect Stillwater’s ability to record, process, summarize and report financial data and have identified for Stillwater’s auditors any material weaknesses in internal controls; and

b)	Any fraud, whether or not material, that involves management or other employees who have a significant role in Stillwater’s internal controls.

Dated: February 17, 2004	/s/ THOMAS T. ANGELOS
Thomas T. Angelos
Controller and Principal Accounting Officer

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